                                                                    EXHIBIT 99.2


               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, William L. Transier, state and attest that:

      (4) To the best of my knowledge, based upon a review of the covered reports of Ocean Energy, Inc., and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (5) I have reviewed the contents of this statement with the audit committee of Ocean Energy, Inc.

      (6) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K of Ocean Energy, Inc. filed with the Commission on March 26, 2002;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Ocean Energy, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     any amendments to any of the foregoing.


                                       /s/ WILLIAM L. TRANSIER
                                       --------------------------
                                       William L. Transier
                                       Executive Vice President and
                                       Chief Financial Officer

                                       Subscribed and sworn to before me this
                                       31st day of July, 2002.


                                       /s/ AIMEE STADTFELD
                                       --------------------------
                                       Notary Public

                                       My Commission Expires: 11/08/2005